                                                                                                                     EXHIBIT 99(i)
                                                                  Merrill Lynch & Co., Inc.
                                                             Preliminary Unaudited Earnings Summary

                                                               For Three Months ended                       Percent Inc/(Dec)
                                                   June 28,          Mar. 29,           June 30,         2Q96 vs.        2Q96 vs.
[In millions, except per share amounts]              1996              1996              1995             1Q96             2Q95
                                               ----------------  ---------------    ---------------  --------------    -----------
Revenues:
  Commissions                                     $       970       $       989        $     765          (2.0) %          26.8 %
  Interest and Dividends                                3,040             3,010            3,295           1.0             (7.7)
  Principal Transactions                                  908               982              615          (7.5)            47.8
  Investment Banking                                      580               378              335          53.4             72.9
  Asset Management and Portfolio
    Service Fees                                          553               538              464           2.9             19.1
  Other                                                   139               122              111          13.8             26.0
                                                 -------------     -------------      -----------

  Total Revenues                                        6,190             6,019            5,585           2.8             10.8

  Interest Expense                                      2,810             2,758            3,036           1.9             (7.4)
                                                 -------------     -------------      -----------

  Net Revenues                                          3,380             3,261            2,549           3.7             32.6
                                                 -------------     -------------      -----------

Non-Interest Expenses:
  Compensation and Benefits                             1,741             1,691            1,309           3.0             33.0
  Communications and Equipment Rental                     137               131              117           4.8             17.2
  Occupancy                                               113               116              110          (2.3)             3.3
  Depreciation and Amortization                            98                98               88           0.4             10.8
  Professional Fees                                       140               130              105           7.7             33.0
  Advertising and Market Development                      124               114               96           8.7             29.7
  Brokerage, Clearing, and Exchange Fees                  101               106               94          (4.9)             7.5
  Other                                                   228               204              166          11.7             37.3
                                                 -------------     -------------      -----------

  Total Non-Interest Expenses                           2,682             2,590            2,085           3.6             28.7
                                                 -------------     -------------      -----------

Earnings Before Income Taxes                              698               671              464           4.0             50.3

Income Tax Expense                                        265               262              181           1.0             45.7
                                                 -------------     -------------      -----------

Net Earnings                                      $       433       $       409        $     283           5.8             53.2
                                                 =============     =============      ===========


Preferred Stock Dividends                         $        11       $        11        $      12          (1.1)            (3.4)
                                                 -------------     -------------      -----------

Net Earnings Applicable to Common
  Stockholders                                    $       422       $       398        $     271           6.0             55.7
                                                 =============     =============      ===========

Earnings per Common Share:
  Primary                                               $2.19             $2.03            $1.40           7.9             56.4
  Fully Diluted                                         $2.19             $2.03            $1.39           7.9             57.6

Average Shares:
  Primary                                               192.9             196.2            193.3          (1.7)            (0.2)
  Fully Diluted                                         192.9             196.2            195.2          (1.7)            (1.1)


Note:  Percentages are based on actual numbers before rounding.

                                                                                            EXHIBIT 99(i)

                                                                        Merrill Lynch & Co., Inc.
                                                                  Preliminary Unaudited Earnings Summary

                                                                For Six Months Ended
                                                              June 28,          June 30,         Percent
[In millions, except per share amounts]                         1996             1995          Inc / (Dec)
                                                          --------------     -------------  ----------------
Revenues:
  Commissions                                              $      1,959     $       1,450         35.1%
  Interest and Dividends                                          6,050             6,325         (4.3)
  Principal Transactions                                          1,891             1,289         46.7
  Investment Banking                                                958               584         64.0
  Asset Management and Portfolio
    Service Fees                                                  1,090               913         19.5
  Other                                                             261               228         14.7
                                                          --------------     -------------

  Total Revenues                                                 12,209            10,789         13.2

  Interest Expense                                                5,568             5,819         (4.3)
                                                          --------------     -------------

  Net Revenues                                                    6,641             4,970         33.6
                                                          --------------     -------------

Non-Interest Expenses:
  Compensation and Benefits                                       3,432             2,579         33.1
  Communications and Equipment Rental                               268               229         17.1
  Occupancy                                                         229               219          4.4
  Depreciation and Amortization                                     196               175         12.3
  Professional Fees                                                 270               204         32.5
  Advertising and Market Development                                239               182         31.1
  Brokerage, Clearing, and Exchange Fees                            207               178         16.6
  Other                                                             431               361         19.5
                                                          --------------     -------------

  Total Non-Interest Expenses                                     5,272             4,127         27.8
                                                          --------------     -------------

Earnings Before Income Taxes                                      1,369               843         62.4

Income Tax Expense                                                  526               333         58.0
                                                          --------------     -------------

Net Earnings                                               $        843   $           510         65.2
                                                          ==============     =============


Preferred Stock Dividends                                  $         23   $            24         (3.0)
                                                          --------------     -------------

Net Earnings Applicable to Common
  Stockholders                                             $        820   $           486         68.6
                                                          ==============     =============

Earnings per Common Share:
  Primary                                                         $4.22             $2.48         70.2
  Fully Diluted                                                   $4.21             $2.46         71.1

Average Shares:
  Primary                                                         194.3             196.2         (1.0)
  Fully Diluted                                                   194.6             197.5         (1.5)


Note:  Percentages are based on actual numbers before rounding.